                              SERVICE(S) AGREEMENT

THIS SERVICE AGREEMENT, made and entered into as of the date set forth in Paragraph 1, below and between COST CARE, INC., (dba UNICARE MANAGED CARE SERVICES), a Massachusetts corporation, hereinafter referred to as the medical management organization (M.M.O.) and the party indicated in Paragraph 2, below, hereinafter referred to as "G.P.I.".

M.M.O. hereby agrees to render the services ("SERVICES") defined below to G.P.I. and G.P.I. hereby agrees to receive and compensate M.M.O. for such Services on the terms and conditions set forth in this Service Agreement, hereinafter sometimes referred to as "this Agreement".

1.   DATE:  AS OF:  NOVEMBER 22, 1999

2.   CLIENT:  GENIUS PRODUCTS, INC.

3.   COMMENCEMENT DATE:  JANUARY 1, 2000

4. SERVICES & EXHIBIT P-3: M.M.O. shall perform the following Services for G.P.I., as indicated by the initials of M.M.O. and G.P.I. for EXHIBIT P-3 mutually initialed below. Such Services shall be performed by M.M.O. only within the United States of America.

                                                       G.P.I.     M.M.O.

     EXHIBIT P-3 - MedCall                             ------     ------
                 - Knowledgebase Web Access

5. SCHEDULE I AND EXHIBIT P-3 ATTACHED AND INCORPORATED IN AGREEMENT: The following Schedule I and EXHIBIT P-3, as indicated by the initials of M.M.O. and G.P.I, are attached to this Agreement and incorporated herein, in their entirety by this reference.

                                                       G.P.I.     M.M.O.

         A.       Schedule I--Management Reports       ------     ------
         B.       EXHIBIT P-3--MEDCALL                 ------     ------

6. TERM. Either party may terminate this Agreement upon 30 days' prior written notice to the other party.

7. FEES. G.P.I. shall pay monthly fees and other costs to M.M.O. for the Services as indicated in Schedule I and Exhibit P-3. The first (1st) monthly fee together with the Set-Up Fee, shall be payable on or before the Commencement Date of this Agreement. Further, G.P.I. agrees to pay to M.M.O. ALL FEDERAL, STATE, AND LOCAL taxes arising out of M.M.O.'s provision of Services under this Agreement, and M.M.O. shall have the right to collect any applicable taxes from G.P.I. on a monthly basis. M.M.O. SHALL INVOICE G.P.I. FOR APPLICABLE TAXES WITH EVIDENCE OF TAXES PAID.

8. PAYMENT OF FEES. The monthly fees for EACH CALENDAR month are due and payable on the THIRTIETH (30th) of each SUCH MONTH (THE "DUE DATE"). All other billed charges for which G.P.I. is responsible hereunder are due within thirty (30) days of the date of receipt of invoice.

     If the enrollment report indicating the number of currently enrolled members is unavailable to G.P.I. as of the Due Date, the initial payment of the monthly fee shall be determined on the basis of the latest available monthly enrollment report. If there is any subsequent adjustment to the number of members enrolled in such month, a corresponding adjustment in the monthly fee shall be made, as appropriate, when the current monthly enrollment information is received. In addition, M.M.O. shall have the right to verify and/or to audit member counts.

     In the event that any payment due M.M.O. under this Agreement is not made by G.P.I. within twenty (20) days after the Due Date, M.M.O. may terminate this Agreement effective fifteen (15) days following notification of such termination to G.P.I. UNLESS PAID PRIOR TO SUCH FIFTEENTH (15TH) DAY. Upon the effective date of such termination, M.M.O.'s obligation to provide any further Services under this Agreement shall cease and M.M.O. shall be relieved and discharged from any further responsibility hereunder. Both parties, shall, however, remain liable for any obligations arising hereunder prior to the effective date of such termination. In addition to the termination rights reserved by M.M.O. hereunder, G.P.I. shall also be obligated to pay M.M.O. a late payment charge of one percent (1%) per month (or the maximum amount permitted by law, whichever is less) on any amount payable for Services provided under this Agreement which remains unpaid on or after the thirtieth (30th) day after the date such amount is due.

     If G.P.I. pays for Services for more members than are eligible for these Services, a retroactive adjustment in the form of a credit shall be applied to the applicable monthly capitated fees. This credit shall only be allowed for a maximum of ninety (90) days from the first month the overpayment was made, even if the overpayment encompassed a longer period of time. It shall also be limited to overpayments made in the preceding twelve month period.

9. STATISTICAL REPORTS. M.M.O. shall furnish statistical reports to G.P.I. for which the Services are being rendered, as described in the Schedule of Reports attached hereto marked Schedule I, and incorporated herein.

10. INFORMATION REQUIRED. On or before the fifteenth (15th) day of each CALENDAR month, G.P.I. shall provide M.M.O. with the number of members enrolled for the Services and the number of dependents enrolled for the Services AS OF THE LAST DAY OF THE PREVIOUS CALENDAR MONTH. If the dependent count is not available, M.M.O. shall use a standard dependent factor of 2.38.

11. CONFIDENTIALITY. EACH PARTY MAY REQUIRE THE OTHER TO EXECUTE A CONFIDENTIALITY AND HOLD HARMLESS AGREEMENT IN A FORM SATISFACTORY TO SUCH PARTY PRIOR TO DISCLOSURE OF CONFIDENTIAL OR PROPRIETARY INFORMATION. M.M.O. AND G.P.I. EACH SHALL ADHERE TO ALL LAWS REGARDING PRIVACY OF INFORMATION PROTECTED BY LAW AND WILL USE COMMERCIALLY REASONABLE EFFORTS TO SAFEGUARD SUCH DATA FROM UNAUTHORIZED ACCESS.

12. PROPRIETARY RIGHTS. Each party to this Agreement reserves the right to control the use of its names and all symbols, trademarks and service marks presently existing or hereafter established with respect to it. Neither party shall use the name, symbols, trade marks or service marks of the other party in advertising or promotional materials or otherwise, without the prior written consent of the other party. Both parties shall cease any and all usage immediately following the termination of this Agreement.

13. G.P.I.'S RESPONSIBILITY AND AUTHORITY/LIMITATION OF DAMAGES. It is further understood and agreed that M.M.O. shall have no responsibility of any kind to G.P.I. or any other person, firm, corporation or entity for any of the following:

     A. Verification of any individual's entitlement to group medical/health plan coverage of insurance reimbursement;

     B. Payment of any individual's medical, hospital, or other bills, debts, obligations or other liabilities of any kind relating to any medical or surgical treatment or confinement.

     C. PROVISION BY ITSELF OR THIRD PARTIES of direct health care services to covered individuals.

     D. No claim may be made by either G.P.I. or M.M.O. against the other, or any parent, affiliate, officer, director, member, agent or attorney of such part, for any special, indirect, consequential or punitive damages in respect of any breach or wrongful conduct (whether the claim is based on contract or tort or duty imposed by law) arising out of or related to the terms of this Agreement or any act, omission or event occurring in connection therewith, including the termination of this Agreement. G.P.I. and M.M.O. hereby waive, release and agree not to sue upon any claim for such damages.

14. FINAL AUTHORITY. M.M.O. SHALL HAVE NO RESPONSIBILITIES FOR DETERMINATION OF MEDICAL CARE OR PAYMENT OF BENEFITS, AND M.M.O. MAY SO ADVISE CUSTOMERS OF G.P.I.

15. INDEMNIFICATION AND HOLD HARMLESS. M.M.O. agrees to save, hold harmless and indemnify G.P.I., its related corporations, AND THEIR RESPECTIVE officers, directors, members, representatives, assigns, agents and successors from and against any and all liability, claims, damages, suits, losses, costs, including attorney's fees, and expenses relating to, directly or indirectly, or arising from or growing out of, the wrongful or negligent acts or omissions of M.M.O. in its performance of this Agreement AND THE SERVICES RENDERED BY M.M.O. TO COVERED PERSONS.

     It is further understood and agreed by the parties hereto that the foregoing information, indemnification, and hold harmless undertaking of M.M.O. is subject to the terms and conditions of Paragraph 13, captioned "G.P.I.'s Responsibility and Authority/Limitation of Damages."

16. UNICARE'S INSURANCE. M.M.O. certifies it has in effect a PROFESSIONAL liability insurance policy in the amount of $10,000,000.00 OR SHALL BE SELF-INSURED BY ITS PARENT FOR AN EQUAL AMOUNT.

17. NOTICES. Any notice required hereunder shall not be effective, unless in writing, SIGNED by an authorized officer of the party, and sent by Certified or Registered mail. Notices are effective only when received.

     UNICARE                                 G.P.I.:
     17011 Beach Boulevard, Ste. 400         11250 El Camino Real, Ste. 100
     Huntington Beach, CA 92647              San Diego, CA  92130
     Attn: Vice President Operations         Attn: President

18. INSOLVENCY. In the event that either party shall become insolvent, make a general assignment for the benefit of creditors, suffer or permit the appointment of a receiver for its business or its assets or shall avail itself of or, become subject to any proceeding under the federal Bankruptcy Code or any other statute of any state relating to insolvency or the protection of rights of creditors, or become subject to rehabilitation, then, at the option of the other party, this Agreement shall terminate and be of no further force and effect.

19. LITIGATION. IN THE EVENT OF ANY CLAIM OR SUIT BY A THIRD PARTY IN CONNECTION WITH THIS AGREEMENT AGAINST M.M.O. OR G.P.I., EACH SHALL FULLY COOPERATE WITH THE OTHER TO OBTAIN ALL NECESSARY INFORMATION OR SUCH TESTIMONY FOR SUCH CLAIM OR SUIT AND MAKE AVAILABLE (SUBJECT TO PRIVILEGE AND CONFIDENTIALITY RESTRICTIONS) ALL BOOKS, RECORDS OR DOCUMENTS RELEVANT TO SUCH CLAIM OR SUIT.

20. REASONABLE ATTORNEYS' FEES. If either party to this Agreement commences an action against the other party arising out of or in connection with this Agreement, the prevailing party shall be entitled to have and recover from the losing party reasonable attorney's fees and cost of suit.

21. SIGNATORIES. Each party to this Agreement represents and warrants to the other that the signatory on behalf of such party is authorized and empowered to execute this Agreement and bind such party to the terms and provisions herein.

22. GOVERNING LAW. This Agreement shall be interpreted under and governed by the laws of the State of California WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES.

23. SEVERABILITY. If any provision of this Agreement or the application thereof to any party or circumstance is held to be invalid, such invalidity shall not affect other provisions or applications of this Agreement which can be given effect without the invalid provision or application, and to this end the provisions of this Agreement are severable.

24. NOTICE OF DEFAULT. If, in the event, M.M.O. is notified by G.P.I. that it failed to perform any specific material service or act required of M.M.O. by this Agreement, G.P.I. shall give M.M.O. not less than thirty
     (30) days prior written notice, sent by Registered or Certified Mail, informing M.M.O. of its failure to so perform or act and permitting M.M.O. no less than ten (10) days opportunity in which to remedy or commence to remedy the service or act, prior to G.P.I. terminating this Agreement on the grounds of M.M.O.'s failure to render the services required on M.M.O.'s part herein.

25. EXCLUSIVITY. DURING THE TERM OF THIS AGREEMENT NEITHER M.M.O. NOR ANY OF ITS AFFILIATES SHALL PROVIDE SERVICES SUBSTANTIALLY SIMILAR TO THOSE SET FORTH IN EXHIBIT P-3 TO ANY PERSON PRODUCING, DISTRIBUTING, PROVIDING OR SELLING OVER THE INTERNET GOODS AND SERVICES SIMILAR OR IN COMPETITION TO THOSE OF G.P.I. SUCH PERSONS INCLUDE WITHOUT LIMITATION, BABYCENTER.COM, IBABY.COM, BABYDATA.COM, BABYSERV.COM, BABYSTYLE.COM AND PARENTHOODWEB.COM.

26. REPRESENTATIONS, WARRANTIES AND COVENANTS. EACH PARTY REPRESENTS AND WARRANTS TO THE OTHER PARTY THAT: (a) SUCH PARTY HAS THE FULL CORPORATE RIGHT, POWER AND AUTHORITY TO ENTER INTO THIS AGREEMENT AND TO PERFORM
     THE ACTS REQUIRED OF IT HEREUNDER, (b) THE EXECUTION OF THIS AGREEMENT BY SUCH PARTY, AND THE PERFORMANCE BY SUCH PARTY OF ITS OBLIGATIONS AND DUTIES HEREUNDER, DO NOT AND WILL NOT VIOLATE ANY AGREEMENT TO WHICH SUCH PARTY
     IS A PARTY OR BY WHICH IT IS OTHERWISE BOUND, OR ANY APPLICABLE LAW,
     RULE, REGULATION, ORDER OR JUDGMENT, AND (c) WHEN EXECUTED AND DELIVERED
     BY SUCH PARTY, THIS AGREEMENT WILL CONSTITUTE THE LEGAL, VALID AND
     BINDING OBLIGATION OF SUCH PARTY, ENFORCEABLE AGAINST SUCH PARTY IN ACCORDANCE WITH ITS TERMS.

27. WAIVER, SEVERABILITY, CUMULATIVE REMEDIES. NO FAILURE OR DELAY ON THE PART OF EITHER PARTY IN EXERCISING ANY RIGHT OR REMEDY HEREUNDER WILL OPERATE AS A WAIVER THEREOF OR ANY OTHER PROVISION. NO PROVISION OF THIS AGREEMENT MAY BE WAIVED EXCEPT IN WRITING SIGNED BY THE PARTY GRANTING SUCH WAIVER. IN THE EVENT THAT ANY PROVISION OF THIS AGREEMENT IS HELD INVALID BY A COURT WITH JURISDICTION OVER THE PARTIES TO THIS AGREEMENT,
     (a) SUCH PROVISION WILL BE DEEMED TO BE RESTATED TO REFLECT AS NEARLY AS POSSIBLE THE ORIGINAL INTENTIONS OF THE PARTIES IN ACCORDANCE WITH APPLICABLE LAW AND (b) THE REMAINING TERMS, PROVISIONS, COVENANTS AND RESTRICTIONS OF THIS AGREEMENT WILL REMAIN IN FULL FORCE AND EFFECT. EXCEPT WHERE OTHERWISE SPECIFIED HEREIN, THE RIGHTS AND REMEDIES GRANTED TO A PARTY UNDER THIS AGREEMENT ARE CUMULATIVE AND IN ADDITION TO, AND NOT IN LIEU OF, ANY OTHER RIGHTS OR REMEDIES WHICH THE PARTY MAY POSSESS AT LAW OR IN EQUITY.

28. NO ASSIGNMENT. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS THEREUNDER SHALL NOT BE ASSIGNED, DELEGATED OR TRANSFERRED, WHETHER VOLUNTARILY OR INVOLUNTARILY, DIRECTLY OR INDIRECTLY, WHETHER BY CHANGE OF CONTROL OR OTHERWISE, INCLUDING TO ANY SUCCESSOR-IN-INTEREST TO ANY PARTY'S ASSETS OR BUSINESS, WITHOUT THE WRITTEN PRIOR CONSENT OF THE OTHER PARTY WHICH SHALL BE GIVEN IN THE SOLE DISCRETION OF SUCH PARTY. ANY ASSIGNMENT OR TRANSFER IN VIOLATION OF THE TERMS HEREOF SHALL BE NULL AND VOID AND OF NO EFFECT.

29. HEADINGS, CONSTRUCTION. THE SECTION HEADINGS IN THIS AGREEMENT ARE INSERTED AS A

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     MATTER OF CONVENIENCE AND SHALL NOT DEFINE, LIMIT, OR DESCRIBE THE SCOPE
     OF EXTENT OF SUCH SECTION, OR AFFECT THE INTERPRETATION OF THIS AGREEMENT. THIS AGREEMENT SHALL BE CONSTRUED WITHOUT REGARD TO ANY PRESUMPTION OR RULE REQUIRING CONSTRUCTION AGAINST THE DRAFTING PARTY.

30. COUNTERPARTS, FACSIMILE. THIS AGREEMENT MAY BE EXECUTED IN COUNTERPARTS, ALL OF WHICH TAKEN TOGETHER SHALL CONSTITUTE ONE SINGLE AGREEMENT BETWEEN THE PARTIES. A FACSIMILE TRANSMISSION OF THIS AGREEMENT BEARING A SIGNATURE ON BEHALF OF A PARTY HERETO SHALL BE LEGAL AND BINDING ON SUCH PARTY.

31. ENTIRE AGREEMENT, AMENDMENTS. THIS AGREEMENT AND ANY AND ALL SCHEDULES AND EXHIBITS ATTACHED HERETO, ALL OF WHICH ARE HEREBY INCORPORATED BY REFERENCE, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT SUPERSEDES, AND THE TERMS OF THIS AGREEMENT GOVERN, ANY PRIOR OR COLLATERAL AGREEMENTS, WHETHER ORAL OR WRITTEN, WITH RESPECT TO THE SUBJECT MATTER HEREOF WITH THE EXCEPTION OF ANY PRIOR CONFIDENTIALITY AGREEMENTS BETWEEN THE PARTIES. THIS AGREEMENT MAY ONLY BE AMENDED OR MODIFIED BY MUTUAL AGREEMENT OF AUTHORIZED REPRESENTATIVES OF PARTIES IN WRITING.

IN WITNESS WHEREOF, the parties have executed this Agreement on the dates and at the places hereinbelow indicated.

DATED: November 24, 1999                    COST CARE, INC. (dba UNICARE MANAGED
At Hungtington Beach, California 92647      CARE SERVICES):


                                            By: /s/ RANDY SCHWARTZ
                                               ----------------------------

                                            Title: VP OPERATIONS
                                                  -------------------------

                                            By: /s/ [Illegible]
                                               ----------------------------

                                            Title: DIRECTOR OF FINANCE
                                                  -------------------------

DATED: December 2, 1999                     GENIUS PRODUCTS, INC.:
At San Diego, CA 92130


                                            By: /s/ DORIAN LOWELL
                                               ----------------------------


                                            Title: PRESIDENT
                                                  -------------------------

                                   SCHEDULE I

                               MANAGEMENT REPORTS

PROGRAM       TYPE OF REPORT                 FREQUENCY      COST
-------       --------------                 ---------      ----
MedCall       Summary of Calls/by Type       Monthly        Included in Program Fees




Standard reports are issued thirty (30) days following end of EACH CALENDAR MONTH, unless otherwise noted. Any change to standard report structure for divisional accounts shall incur $95.00 per hour programming charges. Requests for report development and/or generation other than ON A CALENDAR MONTH shall also cost $95.00 per hour PROGRAMMING CHARGES.

                                  EXHIBIT P-3
                                      TO
                               SERVICE AGREEMENT

                                    MEDCALL

1. The MedCall line shall provide CUSTOMERS OF G.P.I. with a direct line to M.M.O.'s staff of medical professionals who are available to answer commonly asked questions and to provide general information.

2.  The types of information made available to callers may include:

         - Answers to general questions on medical conditions, treatment alternatives, medications and potential side effects.

         - System Triage using on-line assessment software.

         - Managed health care programs available to the Covered Person.

         - Available resources, including local, state, community and self-help agencies.

         - Toll-free telephone numbers for foundations and non-profit national organizations that offer additional support and resources.

         - Educational information as a back-up to telephone conversations on an as needed basis.

         - Follow-up on selected cases via telephone to verify closure on the caller's concerns and/or treatment.


3.  MedCall staff shall provide network channeling, when applicable.

4. CUSTOMERS OF G.P.I. may access this Program seven (7) days a week, 24-hours per day by calling a nationwide Toll Free Number.

5. Each inquiry shall be answered by a M.M.O. professional at the time the call is received. Should medical, technical or research information be needed, M.M.O. shall use best efforts to return such calls by the next working day. Records shall be maintained on a CONFIDENTIAL individual case basis.

6. M.M.O. professionals shall not medically diagnose or act outside licensure requirements.

7.  M.M.O. SHALL PROVIDE THE SERVICES TO THE HIGHEST PROFESSIONAL STANDARDS.

8.  M.M.O. shall provide access to MedCall services via a unique 800 number and shall answer phones with a custom answer phrase. This shall be provided for a fee of $0.10 per member per month for call volume up to 300 calls per 10,000 members, $0.13 per member per month for call volume greater than 300 calls per 10,000 members AND LESS THAN 400 CALLS PER 10,000 MEMBERS. $0.18 PER MEMBER PER

    MONTH FOR CALL VOLUME GREATER THAN 400 CALLS PER 10,000 MEMBERS AND LESS THAN 500 CALLS PER 10,000 MEMBERS. $0.21 PER MEMBER PER MONTH FOR CALL VOLUME GREATER THAN 500 CALLS PER 10,000 MEMBERS AND LESS THAN 600 CALLS PER 10,000 MEMBERS. $0.25 PER MEMBER PER MONTH FOR CALL VOLUME GREATER THAN 600 CALLS PER 10,000 MEMBERS AND LESS THAN 700 CALLS PER 10,000 MEMBERS.

    ONLY $0.10 AND $0.13 OPTIONS WILL BE ADMINISTERED DURING YEAR 1 OF THIS AGREEMENT.

9. M.M.O. shall provide access to Healthwise Knowledgebase through a hotlink on G.P.I.'s site for a fee of $0.05 per member per month.

10. M.M.O. shall provide a unique log-on page for G.P.I. members.

                                                     G.P.I.      M.M.O
                                                  [Illegible] / [Illegible]
                                                  -------------------------
                                                  [Illegible] / [Illegible]
                                                  -------------------------
                                                     DATE     /   DATE